UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 13, 2005


                         OTISH MOUNTAIN DIAMOND COMPANY
             (Exact name of registrant as specified in its charter)

          Nevada                     000-32747                 98-0218688
          ------                     ---------                 ----------
(State or other jurisdiction of     (Commission            (I.R.S. Employer
 incorporation or organization)      File Number)         Identification Number)


   One Penn Plaza, Suite 3600, 250 West 34th Street, New York, New York 10119
   --------------------------------------------------------------------------
                    (Address of principal executive offices)


                                 (212) 849-6849
                                 --------------
                         (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  5.03.  AMENDMENT  TO  ARTICLES  OF  INCORPRATION

On November 19, 2004, we filed with the Securities and Exchange Commission a Preliminary Information Statement on Form 14C indicating that we then desired to amend our Articles of Incorporation to change our name to Gulf Coast Oil & Gas
                                                            --------------------
Inc.  We  filed that Information Statement indicating that our name at that time
---
was Otish Mountain Diamond Corp., which is the name of our subsidiary, and which
    ----------------------------
is, also, a Nevada corporation. Our name at the time of filing that Information Statement was Otish Mountain Diamond Company.
                ---------------------------------

On November 29, 2004, we filed with the Securities and Exchange Commission a Definitive Information Statement on Form 14C which indicated that we then intended to amend our Articles of Incorporation to change our name to Gulf Coast
                                                                      ----------
Oil  &  Gas  Inc.  Again,  we  used the name Otish Mountain Diamond Corp. as our
-----------------                            ----------------------------
name. At the time that Definitive Information Statement was filed, our name was Otish Mountain Diamond Company.
---------------------------------

On January 13, 2005, a Certificate of Amendment to our Articles of Incorporation was filed with the State of Nevada Secretary of State pursuant to which our name was changed from Otish Mountain Diamond Company to Gulf Coast Oil & Gas Inc. A
                  ------------------------------    -------------------------
copy  of that Certificate is attached to this Report marked as Exhibit Number 3.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits

EXHIBIT NUMBER     DESCRIPTION
       3           Certificate of Amendment to Articles of Incorporation


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  OTISH MOUNTAIN DIAMOND COMPANY
                                                  (Registrant)

                                                  /s/ Massimiliano Pozzoni
                                                  ------------------------------
                                                  MASSIMILIANO POZZONI
                                                  CHIEF EXECUTIVE OFFICER
                                                  (DULY AUTHORIZED OFFICER)

                                                  Date: January 17, 2005

                                  EXHIBIT INDEX


EXHIBIT NUMBER     DESCRIPTION
       3           Certificate of Amendment to Articles of Incorporation

                                        3
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